UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 02, 2023

ENANTA PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35839	04-3205099
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Arsenal Street
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 607-0800

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ENTA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders held on March 2, 2023, Enanta’s stockholders voted on the following proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 20, 2023.

Proposal No. 1: To Elect Two Class I Directors to Serve Until the 2026 Annual Meeting of Stockholders or until their respective successors are elected and qualified.

The stockholders re-elected the following individuals as Class I directors of the Company:

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Bruce L.A. Carter, Ph.D.	14,297,051	3,316,218	1,371,281
Jay R. Luly, Ph.D.	16,673,120	940,149	1,371,281

Proposal No. 2: To Approve, an Amendment to Our 2019 Equity Incentive Plan.

The stockholders approved the amendment to our 2019 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance under the plan by 975,000 shares.

Votes For	Votes Against	Abstain	Broker Non-Votes
10,921,099	6,676,871	15,299	1,371,281

Proposal No. 3: To Approve, on an Advisory Basis, the Compensation Paid to the Company’s Named Executive Officers.

The stockholders approved the advisory vote on executive compensation, referred to as a “say-on-pay” vote.

Votes For	Votes Against	Abstain	Broker Non-Votes
16,210,693	1,386,476	16,100	1,371,281

Proposal No. 4: To Ratify the Appointment of PricewaterhouseCoopers LLP as Enanta’s Independent Registered Public Accounting Firm for the 2023 Fiscal Year.

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023.

Votes For	Votes Against	Abstain	Broker Non-Votes
18,635,600	340,616	8,334	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Exhibit Description
10.1	2019 Equity Incentive Plan (As amended through March 2, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENANTA PHARMACEUTICALS, INC.

Date:	March 7, 2023	By:	/s/ Paul J. Mellett
Paul J. Mellett Senior Vice President, Finance and Administration and Chief Financial Officer